SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

Cheviot Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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3723 Glenmore Avenue
Cheviot, Ohio 45211

March 12, 2013

Dear Shareholder:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders of Cheviot Financial Corp., the parent company of Cheviot Savings Bank. The Annual Meeting will be held at Cheviot Savings Bank, 3723 Glenmore Avenue, Cheviot, Ohio 45211 at 3:00 p.m. (Eastern time) on April 23, 2013.

We are furnishing proxy materials to our shareholders over the Internet. We invite you to read, print and download our 2012 Annual Report to Shareholders and our Proxy Statement at www.cfpproxy.com/7113. On March 12, 2013, we mailed our shareholders a notice containing instructions on how to access these materials and how to vote their shares online. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.

You may vote your shares by Internet, by telephone, by regular mail or in person at the Annual Meeting. Instructions regarding the various methods of voting are contained on the notice card.

The Annual Meeting is being held so that shareholders may vote upon the following matters: (i) the election of two directors, (ii) the ratification of the appointment of Clark, Schaefer, Hackett & Co. as our independent registered public accounting firm for the year ending December 31, 2013, (iii) an advisory, non-binding resolution with respect to the executive compensation described in this Proxy Statement; (iv) an advisory, non-binding proposal with respect to the frequency that shareholders will vote on our executive compensation; and (v) the approval of the Cheviot Financial Corp. 2013 Equity Incentive Plan.

The Board of Directors has determined that approval of the matters to be considered at the Annual Meeting is in the best interest of Cheviot Financial Corp. and its shareholders. For the reasons set forth in the proxy statement, the Board of Directors recommends a vote “FOR” the matters (i), (ii), (iii) and (v) above to be considered and for one year frequency with respect to matter (iv) above.

On behalf of the Board of Directors, we urge you to vote your shares as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

Thomas J. Linneman

President and Chief Executive Officer

Cheviot Financial Corp.

3723 Glenmore Avenue

Cheviot, Ohio 45211

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On April 23, 2013

To Our Shareholders:

The Annual Meeting of Shareholders of Cheviot Financial Corp. will be held on Tuesday, April 23, 2013, at 3:00 p.m. Eastern time at Cheviot Savings Bank, 3723 Glenmore Avenue, Cheviot, Ohio 45211, for the following purposes:

1.	To elect two directors each to serve a three-year term;

2.	To ratify the selection of Clark, Schaefer, Hackett & Co. as Cheviot Financial Corp.’s independent registered public accounting firm for the year ending December 31, 2013;

3.	An advisory, non-binding resolution with respect to the executive compensation described in this Proxy Statement;

4.	An advisory, non-binding proposal with respect to the frequency that shareholders will vote on our executive compensation;

5.	The approval of the Cheviot Financial Corp. 2013 Equity Incentive Plan; and

to consider any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.

The Board of Directors has established the close of business on February 27, 2013 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. Only shareholders of record at the close of business on the record date are entitled to vote on matters to be presented at the Annual Meeting.

It is important that your shares be represented and voted at the Annual Meeting. Shareholders have a choice of voting by proxy card, telephone or the Internet, as described on your notice card. Check your notice card or the information forwarded by your broker, bank or other holder of record to see which options are available to you. Any stockholder present at the Annual Meeting may withdraw his or her proxy and vote personally on any matter properly brought before the Annual Meeting.

By Order of the Board of Directors

James E. Williamson
Executive Secretary

Cheviot, Ohio

March 12, 2013

PROXY STATEMENT

of

CHEVIOT FINANCIAL CORP.

3723 Glenmore Avenue

Cheviot, Ohio 45211

ANNUAL MEETING OF SHAREHOLDERS

April 23, 2013

We are providing this Proxy Statement to the shareholders of Cheviot Financial Corp. in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders. The Annual Meeting will be held on Tuesday, April 23, 2013, at 3:00 p.m. Eastern Daylight Savings Time at Cheviot Savings Bank, 3723 Glenmore Avenue, Cheviot, Ohio 45211. The Notice of Annual Meeting of Shareholders, this Proxy Statement, the accompanying proxy card, and our Annual Report to Shareholders for the year ended December 31, 2012 are first being made available for shareholders on or about March 12, 2013 to our shareholders of record on February 27, 2013.

INFORMATION ABOUT THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Instead of mailing a printed copy of our proxy materials, including our 2012 Annual Report to Shareholders and our Proxy Statement, to each shareholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. On March 12, 2013, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders of record as of February 27, 2013, and we posted our proxy materials on the website referenced in the Notice (www.cfpproxy.com/7113). As more fully described in the Notice, shareholders may choose to access our proxy materials on the internet or may request a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those who previously requested printed proxy materials or electronic materials on an ongoing basis, you will receive those materials as you requested.

Proxy Voting

Your vote is important. Please vote your proxy promptly so your shares can be represented, even if you plan to attend the annual meeting. You can vote by Internet, by telephone, or by requesting a printed copy of the proxy materials and using the enclosed proxy card. The Notice provided to you contains the necessary codes to vote online or by telephone. If you wish to vote via the Internet, please go to www.cfpproxy.com/7113. If you wish to vote by telephone, please call using a touch-tone phone and follow the prompted instructions. You may also vote by mail by requesting a paper proxy card using the instructions provided in the Notice. Finally, you may vote in person at the Annual Meeting.

VOTING AND REVOCATION OF PROXIES

Election of Directors. As to the election of directors, a shareholder may vote “FOR” the election of the nominees proposed by the Board of Directors, or to “WITHHOLD AUTHORITY” to vote for the nominees being proposed. The proposal shall be determined by a plurality of the votes cast, without regard to broker non-votes.

Ratification of Independent Registered Public Accounting Firm. As to the ratification of our independent registered public accounting firm, by checking the appropriate box a shareholder may: (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” from voting on such item. This proposal shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”

 Advisory, Non-Binding Resolution. As to the advisory, non-binding resolution with respect to our executive compensation as described in this proxy statement, a shareholder may: (i) vote “FOR” the resolution; (ii) vote “AGAINST” the resolution; or (iii) “ABSTAIN” from voting on the resolution. The affirmative vote of a majority of the votes cast at the annual meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this non-binding resolution. While this vote is required by law, it will neither be binding on Cheviot Financial Corp. or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, Cheviot Financial Corp. or the Board of Directors.

Advisory, Non-Binding Proposal. As to the advisory, non-binding proposal with respect to the frequency that shareholders will vote on our executive compensation, a shareholder may select that shareholders: (i) consider the proposal every “ONE YEAR”; (ii) consider the proposal every “TWO YEARS”; (iii) consider the proposal every “THREE YEARS”; or (iv) “ABSTAIN” from voting on the proposal. Generally, approval of any matter presented to shareholders requires the affirmative vote of a majority of the votes cast. However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by Cheviot Financial Corp.’s shareholders. Even though this vote will neither be binding on Cheviot Financial Corp. or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, Cheviot Financial Corp. or the Board of Directors, the Board of Directors will take into account the outcome of this vote in making a determination on the frequency that advisory votes on executive compensation will be included in our proxy statements.

Cheviot Financial Corp. 2013 Equity Incentive Plan. As to the approval of the Cheviot Financial Corp. 2013 Equity Incentive Plan (the “2013 Equity Plan”), by checking the appropriate box, a shareholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such matter. The affirmative vote of a majority of the votes cast at the annual meeting, without regard to shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of the 2013 Equity Plan.

Inspector of Elections. The Board of Directors will designate an inspector of elections.

Revocation of Proxies. You may revoke your proxy at any time before it is exercised by (i) executing and delivering a later dated proxy to the President of Cheviot Financial Corp. prior to the Annual Meeting, (ii) delivering written notice of revocation of the proxy to the President of Cheviot Financial Corp. prior to the Annual Meeting, (iii) using the Internet or telephone voting options explained in the notice or (iv) attending and voting in person at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Proxies will be voted as instructed by the shareholder or shareholders granting the proxy. Unless contrary instructions are specified, if the proxy is executed and returned (and not revoked) prior to the Annual Meeting, the shares of common stock, $0.01 par value per share, represented thereby will be voted: (1) FOR the election of the directors nominated for election to the Board of Directors and; (2) FOR the ratification of the selection of our independent registered public accounting firm for 2013; (3) FOR the advisory proposal on executive compensation; and (4) “ONE YEAR” with respect to the advisory proposal on the frequency of the shareholders’ vote on executive compensation; and (5) in accordance with the best judgment of the named proxies on any other matters properly brought before the Annual Meeting.

Quorum. The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes are considered represented at the annual meeting for purposes of quorum, but are not entitled to vote on the matter. Proxies and ballots will be received and tabulated by The Registrar and Transfer Company, our transfer agent for the Annual Meeting.

As of the record date, we had 7,400,326 shares of common stock issued and outstanding. Each holder of shares of our common stock outstanding will be entitled to one vote for each share held of record.

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We will bear the expense of preparing, printing and distributing this Proxy Statement and the proxies solicited hereby. Proxies will be solicited by Internet, by telephone or by mail and may also be solicited by our directors, officers and other employees, without additional remuneration, in person or by telephone or facsimile transmission. We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock as of the record date and will reimburse such persons for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy will help to avoid additional expense.

Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of common stock as of the record date by (i) each beneficial owner of more than five percent (5%) of such outstanding stock, (ii) each director, each executive officer and the Cheviot Financial Corp. Employee Stock Ownership Plan, and (iii) all of our directors and executive officers as a group. Except as otherwise noted, the beneficial owners, directors and executive officers listed have sole voting and investment power with respect to shares beneficially owned by them. Except as described in the footnotes below, none of the shares beneficially owned by directors, executive officers or nominees to the Board of Directors have been pledged as security or collateral for any loans.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class(2)

Cheviot Financial Corp. Employee Stock Ownership Plan	493,013	(3)	6.66%
Steven R. Hausfeld	44,096	(4)	*
Edward L. Kleemeier	37,803	(5)	*
Thomas J. Linneman	179,407	(6)	2.42%
John T. Smith	46,075	(7)	*
Robert L. Thomas	40,501	(8)	*
James E. Williamson	37,086	(9)	*
Timothy J. Beck	4,439	(10)	*
Kevin M. Kappa	110,777	(11)	1.50%
Jeffrey J. Lenzer	106,197	(12)	1.44%
Scott T. Smith	113,499	(13)	1.53%
All Directors and Executive Officers as a Group (10 persons)	719,880	(14)	9.73%

Sy Jacobs (15) Jacobs Asset Management, LLC 11 East 26th Street, Suite 1900 New York, NY 10010	512,089		6.92%

Castine Capital Management, LLC(16) Paul Magidson One International Place, Suite 2401 Boston, Massachusetts 02110	740,000		10.00%

Wellington Management Co. 280 Congress Street Boston, Massachusetts 02210	474,000		6.41%

*	Indicates beneficial ownership of less than 1%.
(1)	The address of all persons listed is: c/o Cheviot Financial Corp., 3723 Glenmore Avenue, Cheviot, Ohio 45211.
(2)	Based on 7,400,326 shares of common stock outstanding on February 27, 2013.
(3)	These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the employee stock ownership plan debt is repaid. As of the record date, 284,762 shares have been allocated to employee stock ownership plan participants. The Employee Stock Ownership Plan Committee directs the vote of all unallocated shares and shares allocated to participants if timely voting directions are not received for such shares. Messrs. Linneman and Smith disclaim beneficial ownership for share voted by the Employee Stock Ownership Plan.
(4)	These shares include 350 shares owned by Mr. Hausfeld’s spouse for which he does not have voting or investment power and disclaims beneficial ownership. These shares include 171 shares as to which Mr. Hausfeld has shared voting and investment power. Includes 5,989 shares of restricted stock and options to acquire 16,818 shares which were exercisable within 60 days of the record date.
(5)

Include 1,223 shares owned by jointly Mr. Kleemeier’s spouse and a third person for which he does not have voting or investment power and disclaims beneficial ownership. Includes 7,648 shares of restricted stock and options to acquire 19,111 shares which were exercisable within 60 days of the record date.

(Footnotes continue on next page)

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(6)	These shares include 10,712 shares owned by Mr. Linneman’s spouse for which he does not have voting or investment power and as to which he disclaims beneficial ownership, and 24,384 employee stock ownership plan shares over which Mr. Linneman has shared voting power, but no investment power. In addition, includes 38,243 shares of restricted stock and options to acquire 85,700 shares which are exercisable within 60 days of the record date.
(7)	These shares include 2,142 shares of common stock owned by Mr. Smith’s spouse for which he does not have voting or investment power and as to which he disclaims beneficial ownership. Includes 7,648 shares of restricted stock and options to acquire 19,111 shares of common stock which were exercisable within 60 days of the record date.
(8)	These shares include 2,000 shares of common stock owned by Mr. Thomas’ spouse for which he does not have voting or investment power and to which he disclaims beneficial ownership. Includes 7,648 shares of restricted stock and options to acquire 19,111 shares of common stock which were exercisable within 60 days of the record date.
(9)	These shares include 751 shares of common stock owned by Mr. Williamson’s spouse for which he does not have voting or investment power. Includes 7,648 shares of restricted stock and options to acquire 19,111 shares of common stock which were exercisable within 60 days of the record date.
(10)	These shares 1,421 shares of common stock allocated to Mr. Beck’s account under the Cheviot Savings Bank 401(k) Retirement Savings Plan and 2,788 employee stock ownership plan shares. Includes 70 shares of restricted stock and options to acquire 160 shares which are exercisable within 60 days of the record date.
(11)	These shares include 7,185 shares of common stock owned by Mr. Kappa’s spouse for which he does not have voting or investment power, 500 shares owned by Mr. Kappa’s children and 8,386 shares of common stock allocated to Mr. Kappa’s account under the Cheviot Savings Bank 401(k) Retirement Savings Plan and 14,451 employee stock ownership plan shares. Includes 17,098 shares of restricted stock and options to acquire 49,706 shares which are exercisable within 60 days of the record date.
(12)	These shares include 3,772 shares of common stock owned by Mr. Lenzer’s spouse for which he does not have voting or investment power and as to which he disclaims beneficial ownership, 16,098 shares of common stock allocated to Mr. Lenzer’s account under the Cheviot Savings Bank 401(k) Retirement Savings Plan and 15,711 employee stock ownership plan shares. Includes 14,994 shares of restricted stock and options to acquire 51,848 shares which are exercisable within 60 days of the record date.
(13)	These shares include 26,054 shares of common stock owned by Mr. Smith’s spouse for which he does not have voting or investment power, 3,819 shares owned by Mr. Smith’s children, 10,639 shares of common stock allocated to Mr. Smith’s account under the Cheviot Savings Bank 401(k) Retirement Savings Plan and 12,788 employee stock ownership plan shares. Includes 15,297 shares of restricted stock and options to acquire 34,280 shares which are exercisable within 60 days of the record date.
(14)	These shares include shares of common stock held directly as well as by spouses or minor children, in trust and other indirect ownership. In the aggregate, our directors and executive officers disclaim beneficial ownership of and do not have voting or investment power for 60,483 of the shares.
(15)	Based upon a Schedule 13G filed on February 14, 2013. The Schedule 13G indicates that Jacobs Asset Management, LLC claims shared voting and dispositive power over all shares beneficially owned.
(16)	Based upon a Schedule 13G filed on February 14, 2013. The Schedule 13G indicates that Castine Capital Management, LLC claims shared voting and dispositive power over all shares beneficially owned.
(17)	Based upon a Schedule 13G filed on February 14, 2013. Wellington Management Co. claims shared voting and dispositive power over all shares beneficially owned.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our charter requires that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of six members. Two directors will be elected at the Annual Meeting, each to serve for a three-year term expiring in 2016 and until their successors have been elected and qualified.

The Board has nominated Edward L. Kleemeier and James E. Williamson, each of whom is a current director, each to serve until the 2016 Annual Meeting of Shareholders. Information regarding the business experience of each nominee as well as each of the other directors is provided below.

Unless otherwise directed, the persons named in the proxy intend to vote all proxies FOR the election of Messrs. Kleemeier and Williamson to the Board of Directors. The nominees have consented to serve as our directors if elected. If, at the time of the Annual Meeting, any of the nominees is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the Board of Directors. The Board of Directors has no reason to believe any of the nominees will be unable or will decline to serve as a director.

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Director Nominees

(Terms Expire at the 2016 Annual Meeting of Shareholders)

Edward L. Kleemeier, 78, is a retired District Fire Chief for the City of Cincinnati, Ohio. Mr. Kleemeier has served as a director of Cheviot Savings Bank since 1978. Mr. Kleemeier has lived in the local community his entire life. His experience as a District Fire Chief provides a unique knowledge of the businesses and neighborhoods in Cheviot Savings Bank’s lending area.

James E. Williamson, 68, was the District Administrator (Director) of Oak Hills Local School District in Cincinnati, Ohio since 2000, retired in 2005. Mr. Williamson was Oak Hills High School principal in Cincinnati, Ohio from 1989 to 2000. Mr. Williamson serves as the Executive Secretary of Cheviot Financial Corp. Mr. Williamson has served as a director of Cheviot Savings Bank since 1997. Mr. Williamson has lived in the local community most of his life. As a district administrator he has experience working with budgets, financial planning and oversight.

Directors Not Standing for Election

(Terms expire at the 2014 Annual Meeting of Shareholders)

John T. Smith, 68, is the Secretary/Treasurer of Hawkstone Associates, Inc. dba Triumph Energy Corp., a gasoline wholesaler and retailer. Mr. Smith is the father of Scott T. Smith, our Chief Financial Officer and Chief Financial Officer of Cheviot Savings Bank. Mr. Smith has served as a director of Cheviot Savings Bank since 1995. Mr. Smith has lived in the local community much of his life. His experience as Secretary/Treasurer of Hawkstone Associates provides a business knowledge of the local economy, and dealing with people as customers and employees.

Robert L. Thomas, 70, is the owner/operator of R&R Quality Meats & Catering in Cheviot, Ohio. Mr. Thomas has served as a director of Cheviot Savings Bank since 1989. Mr. Thomas has lived in the local community much of his life. As owner/operator of R&R Quality Meats and Catering in Cheviot, Mr. Thomas knows and understands management and customer service.

(Terms Expire at the 2015 Annual Meeting of Shareholders)

Steven R. Hausfeld, 55, is a Certified Public Accountant who owns a local accounting practice. Mr. Hausfeld previously served as a school board member for the Oak Hills Local School District through December, 2005. Mr. Hausfeld has served as a director of Cheviot Savings Bank since July 2005. Mr. Hausfeld serves as the financial expert on the Audit Committee. Mr. Hausfeld has lived in the local community much of his life. As a result he understands the people Cheviot Savings Bank serves. His experience as a Certified Public Accountant allows him to serve as the financial expert on the Audit Committee.

Thomas J. Linneman, 59, is our President and Chief Executive Officer and has served in those capacities with Cheviot Savings Bank since 1998. Mr. Linneman has served as a director of Cheviot Savings Bank since 1998. Mr. Linneman has lived in the local community his entire life. As a result he understands the people Cheviot Savings Bank serves. His experience at Cheviot Savings Bank includes all facets of the bank including lending and IT. Prior to 1998, Mr. Linneman held positions of Chief Financial Officer and Vice President of Operations.

Executive Officers

Jeffrey J. Lenzer, 51, has been our Vice President of Operations since 2005. Prior to that, he served as the Vice President of Lending.

Kevin M. Kappa, 55, has been our Vice President of Compliance since 1993.

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Timothy J. Beck, 53, has been our Vice President of Lending since 2012. Prior to that, he served as the Assistant Vice President of Lending.

Scott T. Smith, 43, has been our Chief Financial Officer and Treasurer since 1999. Mr. Smith is the son of Director John T. Smith.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF MESSRS. KLEEMEIER AND WILLIAMSON TO THE BOARD OF DIRECTORS.

Board Structure and Compensation

During 2012, we were a “controlled company” under Nasdaq Marketplace Rules because more than 50% of our voting power was held by Cheviot Mutual Holding Company. Therefore, we were exempt from the Nasdaq Marketplace Rules requiring (a) that we have a majority of independent directors on the board, (b) our compensation and nominating committee be composed solely of independent directors, (c) compensation of executives be determined by a majority of independent directors or a compensation committee composed of independent directors and (d) the election or recommendation of directors be made by either a majority of independent directors or a nominating committee composed of independent directors. Now that we are no longer a “controlled company” we will be subject to these rules.

Affirmative Determinations Regarding Director Independence and Other Matters

Based on information supplied to it by the directors, the Board of Directors has determined each of the following directors to be an “independent director” as such term is defined in the NASDAQ Marketplace Rules:

Steven R. Hausfeld	Robert L. Thomas
Edward L. Kleemeier	James E. Williamson

In this proxy statement these four directors are referred to individually as an “Independent Director” and collectively as the “Independent Directors.” The Independent Directors constitute a majority of the Board of Directors. Although Mr. Smith is not an employee of the company or any of its affiliates, Mr. Smith is determined not to be independent because of a family relationship; Mr. Smith is the father of Scott T. Smith, our Chief Financial Officer and the Chief Financial Officer of Cheviot Savings Bank.

The Board of Directors has also determined that each member of the Audit Committee of the Board meets the independence requirements applicable to that committee prescribed by the NASDAQ Marketplace Rules, the Securities and Exchange Commission and the Internal Revenue Service.

In determining the independence of our directors we considered our relationships with these individuals, which consist of making loans to our directors. We will originate mortgage loans secured by the borrower’s residence to our employees, executive officers and directors. All of these loans are made in accordance with applicable banking regulations. All employee and director loans must be approved by the Board of Directors.

Leadership Structure of the Board

Thomas J. Linneman as President and Chief Executive Officer serves as the principal executive officer. In 2012, Mr. Linneman was appointed Chairman of the Board and Mr. Thomas was appointed as lead director. The Board of Directors believes its administration of its risk oversight function is not affected by the Board of Directors’ leadership structure. The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Bank’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s and Bank’s executive compensation plans and arrangements. The Audit Committee oversees independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain tasks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

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 Board and Committee Meetings

We have six directors and the following two committees: (1) Audit Committee and (2) Nominating Committee. The Board of Directors has the responsibility for establishing broad corporate policies and for our overall performance, although it is not involved in the day-to-day operating details. Directors are kept informed of our business by various reports and documents sent to them, as well as by operating and financial reports presented at Board and Committee meetings by the Chief Executive Officer and other officers. The foregoing discussion relates to the meetings of the Company’s predecessor Cheviot Financial Corp., a federal corporation.

Our directors also serve as the Board of Directors for Cheviot Savings Bank. For the year ended December 31, 2012, the Board of Directors held thirteen regular and four special meetings. No director attended fewer than 75 percent of the total meetings of the Board of Directors and the committees on which such director served.

Audit Committee. The Audit Committee consists of three of the Independent Directors, Messrs. Hausfeld, Thomas and Williamson. The committee is responsible for engaging our independent registered public accounting firm, overseeing our financial reporting process, evaluating the adequacy of our internal controls, reviewing our compliance with federal, state and local laws and regulations, and monitoring the legal and ethical conduct of our management and employees. In addition, the committee reviews our financial affairs, including our capital structure, borrowing limits, financing of corporate acquisitions and the performance of our benefit plans. The Audit Committee membership meets the audit committee composition requirements of the NASDAQ Marketplace Rules. Mr. Hausfeld has been designated as the audit committee’s financial expert. Mr. Hausfeld is a Certified Public Accountant. The Audit Committee also serves as the audit committee for the Board of Directors of Cheviot Savings Bank.

The Audit Committee met six times for the year ended December 31, 2012. Pursuant to applicable regulations, the Audit Committee has adopted a written charter, a copy of which is available on our website www.cheviotsavings.com.

Audit Committee Report. During 2012, Messrs. Hausfeld, Thomas and Williamson served on our Audit Committee, with Mr. Williamson serving as Chair. The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and Nasdaq. The Audit Committee is responsible for overseeing our accounting and financial reporting processes, including the quarterly review and the annual audit of our consolidated financial statements by Clark, Schaefer, Hackett & Co., our independent registered public accounting firm. As part of fulfilling its responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2011 with management and Clark, Schaefer, Hackett & Co. and discussed those matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, with Clark, Schaefer, Hackett & Co. The Audit Committee received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board from Clark, Schaefer, Hackett & Co. and discussed that firm’s independence with representatives of the firm.

Based upon the Audit Committee’s review of the audited consolidated financial statements and its discussions with management, the internal audit function and our independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include our audited financial statements for the year ended December 31, 2012 in the Annual Report on Form 10-K as filed with the SEC.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, accept to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

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Respectfully submitted,

Steven R. Hausfeld

Robert L. Thomas

James E. Williamson

Nominating Committee. In 2012, Mr. Hausfeld, Mr. Williamson, Mr. Kleemeier and Mr. Thomas were appointed to the Nominating Committee. Mr. Hausfeld acts and Chairman of this Committee. Each member of the Nominating Committee is an independent director. The Committee recommends nominees for the election of directors and officers, monitors the performance of the other Board committees, and informs the Board of shareholder concerns. The Nominating Committee of the Company met one time during 2012. During 2012 the Nominating Committee did not operate under a formal written charter. We do not pay any third party a fee to assist us in identifying and evaluating potential nominees.

The Nominating Committee does not have a policy with regard to the diversity in identifying director nominees. As a small community bank, the Nominating Committee considers the comments and recommendations of Board members regarding the qualifications and effectiveness of the existing Board of Directors or additional qualifications that may be required when selecting new Board members; the requisite expertise and sufficiently diverse backgrounds of the Board of Directors’ overall membership composition; the independence of outside Directors and other possible conflicts of interest of existing and potential members of the Board of Directors; and all other factors it considers appropriate. As the holding company for a community bank, the Board of Directors also seeks directors who will strengthen Cheviot Savings Bank’s position in its community and can assist Cheviot Savings Bank with business development through business and community contacts.

Director Nominations Process. The purpose of the Nominating Committee is to consider both management and shareholder recommended candidates for possible inclusion in our recommended slate of director nominees.

Minimum Criteria for Candidates. At a minimum, each candidate must (a) agree to accept the nomination for Board candidacy, (b) meet the standards of independence established by NASDAQ, and (c) meet all other applicable laws, rules, and regulations related to service as a Director.

Desirable Qualities and Skills. In addition, the Nominating Committee will consider the following skills and characteristics of candidates: (a) judgment, (b) diversity, (c) experience, (d) skills, (e) accountability and integrity, (f) financial literacy, (g) industry knowledge, (h) other board appointments, and (i) independence. In addition, in determining whether an incumbent director should stand for re-election, the Nominating Committee will consider the director’s attendance at meetings, achievement of satisfactory performance and other matters determined by the Board.

Internal Process for Identifying Candidates. On a periodic basis, the Nominating Committee solicits ideas for possible candidates from a number of sources – members of the Board; senior level executives; individuals personally known to the members of the Board; and research, including database and Internet searches.

Procedures for the Recommendation of Director Nominations by Shareholders

The Nominating Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary. However, if less than 90 days’ notice or prior public disclosure of the date of the meeting is given to shareholders, such written notice must be submitted by a shareholder not later than the tenth day following the day such notice of the meeting was mailed to shareholders or such public disclosure was made. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date of our proxy materials for the preceding year’s annual meeting. The submission must include the following information:

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●	the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);
●	the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);
●	a statement of the candidate’s business and educational experience;
●	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;
●	a statement detailing any relationship between the candidate and us;
●	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;
●	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and
●	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Other Matters and Advance Notice of Business to be Conducted at an Annual Meeting.”

Evaluation of Candidates. The Nominating Committee will consider all candidates identified through the processes described above and will evaluate each of them, including incumbents, based on the same criteria. If, based on the Nominating Committee’s initial evaluation, a candidate continues to be of interest to the Nominating Committee, a member of the Nominating Committee will interview the candidate and communicate such member’s evaluation to the other Nominating Committee members. Later reviews will be conducted by other members of the Nominating Committee and our executive officers. Ultimately, background and reference checks will be conducted and the Nominating Committee will meet to finalize its list of recommended candidates for the Board’s consideration.

Timing of the Identification and Evaluation Process. Our fiscal year ends on December 31. The Nominating Committee usually meets in February or March to consider and determine, among other things, candidates to be included in our recommended slate of director nominees for election by shareholders at the annual meeting.

There have been no material changes to these procedures since they were previously disclosed in our proxy statement for the 2012 Annual Meeting of Shareholders.

Compensation Committee. During 2012, we did not maintain a compensation committee at Cheviot Financial Corp., nor was it required to maintain such committee. Now that Cheviot Financial Corp. is no longer a “controlled company” we will establish a compensation committee.

Other Board Committees of Cheviot Savings Bank. In addition to the committees of the Board of Cheviot Financial Corp., the Board of Directors of Cheviot Savings Bank also maintains a loan committee, a compensation committee and information technology committee. The loan committee has the principal responsibility of approving certain loans to be provided by Cheviot Savings Bank in its ordinary course of business. Since we do not independently compensate our executive officers, directors or employees, the compensation committee has the principal responsibility for setting and reviewing the compensation benefits provided to officers and employees of Cheviot Savings Bank, who are also employees of Cheviot Financial Corp. The information technology committee has the responsibility of monitoring the technology environment relating to controls, updates and expansion.

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Attendance at Annual Meeting of Shareholders

We do not have a policy regarding director attendance at the annual meetings of shareholders. Directors Hausfeld, Kleemeier, Smith, Thomas, Williamson and Linneman attended the prior year’s annual meeting of shareholders.

Executive Sessions of Non-Management Directors

Our non-management directors meet in executive session without management present from time to time as deemed necessary by the non-management directors, but at least two times per year. Shareholders or other interested parties may communicate with the presiding director or to the non-management directors as a group.

Compensation Committee of Cheviot Savings Bank

Overview of Compensation Program. The Compensation Committee (for purposes of this description, the “Committee”) of the Board of Directors of Cheviot Savings Bank has the responsibility for establishing, implementing and continually monitoring adherence with our compensation philosophy. The Committee ensures that the total compensation paid is fair, reasonable and competitive. The members of the Compensation Committee of Cheviot Savings Bank are directors Hausfeld, Kleemeier and Williamson all of whom are independent directors. The Compensation Committee does not operate under a written charter. The Compensation Committee of Cheviot Savings Bank met fourteen times during the year ended December 31, 2012. Compensation information for the year ended December 31, 2012 is for our predecessor company, Cheviot Financial Corp., a federal corporation.

Throughout this proxy statement, the individual who served as our Chief Executive Officer during 2012 as well as the other individuals included in the Summary Compensation Table, are referred to as the “named executive officers.”

Compensation Philosophy and Objectives. The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals. The Committee evaluates both performance and current compensation to ensure that we maintain our ability to attract and retain superior employees in key positions. The compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our industry and in our market area.

Role of Executive Officers in Compensation Decisions. The Committee makes all compensation decisions for the named executive officers and approves recommendations made by the Chief Executive Officer for other employees. The Chief Executive Officer annually reviews the performance of each one of the named executive officers. The conclusions reached and recommendations made based on these reviews are presented to the Committee. The Committee can exercise its discretion in modifying any recommendation or awards.

Compensation Components. For the fiscal year ended December 31, 2012, the principal components of compensation include base salary, performance-based incentive compensation, retirement, stock based incentive plan and other benefits.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors, executive officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or other persons performing similar functions. The Code of Ethics requires our directors, executive officers and employees to avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest. Under the terms of the Code of Ethics, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics.

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Executive Compensation

Summary Compensation Table. The following table shows for the years ended December 31, 2012 and 2011 certain information as to the total remuneration paid to Mr. Linneman, who serves as our President and Chief Executive Officer, and our two most highly compensated executive officers other than Mr. Linneman (“Named Executive Officers”).

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards(1) ($)	Option awards(1) ($)	All other compensation(2) ($)	Total ($)
Thomas J. Linneman,	2012	273,271	31,940	—	—	65,182	370,393
President and Chief	2011	229,402	34,384	—	—	56,752	320,538
Executive Officer

Kevin M. Kappa,	2012	132,948	12,898	—	—	27,991	173,837
Vice President--	2011	128,982	13,885	—	—	26,416	169,283
Compliance

Jeffrey J. Lenzer,	2012	149,212	14,475	—	—	31,242	194,929
Vice President--	2011	144,754	15,583	—	—	29,631	189,968
Operations

(1)	No Stock Awards and Option Awards were awarded in 2012 and 2011.
(2)	For 2012 includes: (i) employer contributions of $18,175, $11,646, and $13,251 allocated to the accounts of Messrs. Linneman, Kappa, and Lenzer, respectively, under the Cheviot Savings Bank 401(k) Retirement Savings Plan; (ii) the fair market value at December 31, 2012 of the shares of common stock allocated pursuant to the Cheviot Financial Corp. Employee Stock Ownership Plan in 2011, representing $25,592, $14,930, and $16,576 for each of Messrs. Linneman, Kappa, and Lenzer, respectively; (iii) life insurance premiums in the amount of $1,415, $1,415, and $1,415 paid on behalf of Messrs. Linneman, Kappa, and Lenzer, respectively. Also includes board fees in the amount of $20,000 that were earned by Mr. Linneman in 2012.

Employment Contract and Change-in-Control Arrangements

Employment Agreement with Mr. Linneman. Effective September 16, 2008, Cheviot Savings Bank entered into an employment agreement with Mr. Linneman which provides for the employment and retention of Mr. Linneman for a three-year term. Commencing on the first anniversary date of the employment agreement and continuing on each anniversary thereafter, the disinterested members of the Board of Directors of Cheviot Savings Bank may extend the employment agreement an additional year such that the remaining term of the agreement shall be 36 months, unless the Board elects not to extend the term by giving written notice to Mr. Linneman. The employment agreement provides that Mr. Linneman’s base salary will be reviewed annually and may be increased but not decreased. The base salary that was effective for such employment agreement for 2012 was $238,496. Cheviot Savings Bank also provides a bonus program to Mr. Linneman which provides him with the opportunity to earn up to 50% of his base salary, on an annual basis, the amount of which shall be determined by specific performance standards and a formula to be agreed to by Mr. Linneman and Cheviot Savings Bank’s Board of Directors annually. During 2012, the performance standards included improvement and maintenance of the Bank’s efficiency ratio and return on assets, the successful integration of First Franklin and changes in Cheviot Financial Corp.’s stock price. Performance standards are measured on a calendar year, and no bonus shall be payable if Mr. Linneman is not employed on December 31 of the pertinent year. Mr. Linneman is a participant in the bonus plan that is available to all employees. Bonuses for the plan year are awarded based on the return on average assets of the bank, base compensation, employee tier and the overall performance rating on the annual performance evaluation. Mr. Linneman is entitled to participate in such life insurance, medical, dental, 401(k), profit-sharing and stock-based compensation plans and other programs and arrangements as may be approved from time to time by Cheviot Savings Bank for the benefit of its employees. In addition, Cheviot Savings Bank provides Mr. Linneman with a supplemental life insurance policy with a death benefit of not less than $200,000.

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Under the employment agreement, if Mr. Linneman dies, retires or is terminated “for cause” (as defined in the employment agreement) or if he voluntarily terminates his employment without “good reason” (as defined in the employment agreement), Mr. Linneman (or his estate) shall be entitled to receive the compensation due him through the last day of the calendar month in which his death, retirement or termination occurred. In the event of Mr. Linneman’s disability, Cheviot Savings Bank will pay him, as disability pay, pursuant to the long-term disability policy then in effect. Such payments shall be reduced by the amount of any short- or long-term disability benefits payable to him under any other disability programs sponsored by Cheviot Savings Bank. In addition, during any period of his disability, he and his dependents shall, to the greatest extent possible, continue to be covered under all non-taxable medical, dental and life insurance plans of Cheviot Savings Bank on the same terms as if he were actively employed by Cheviot Savings Bank.

Under the employment agreement, if the employment of Mr. Linneman is terminated by Cheviot Savings Bank without “cause” or Mr. Linneman terminates his employment with “good reason,” Mr. Linneman would be entitled to a severance payment equal to the base salary (determined by reference to his base salary in effect on the termination date) and bonuses (determined by reference to his average bonus over the three years preceding his termination date) that would otherwise have been payable over the remaining term of the agreement. Such amounts shall be paid in one lump sum within ten calendar days of such termination. In addition, Mr. Linneman will be paid in a single cash lump sum distribution within ten calendar days, the present value of the cash equivalent of the amount of benefits Mr. Linneman would have received under any retirement program (whether tax-qualified or non-qualified) if he was employed for the remaining term of the employment agreement, and will continue to participate in any benefit plans of Cheviot Savings Bank that provide non-taxable health (including medical and dental), life, or similar coverage for the remaining term of the employment agreement upon terms no less favorable than the most favorable terms provided to senior executives of Cheviot Savings Bank during such period. In the event Cheviot Savings Bank is unable to provide such continued coverage, the Bank will provide Mr. Linneman with a cash lump sum benefit of the value of such coverage, payable within ten calendar days following Mr. Linneman’s termination.

If, within the period ending two years after a change in control of either Cheviot Savings Bank or Cheviot Financial Corp., Cheviot Savings Bank terminates Mr. Linneman’s employment without “cause” or Mr. Linneman terminates his employment with “good reason,” Cheviot Savings Bank shall, within ten calendar days of termination of his employment, make a lump sum cash payment to him equal to 2.99 times Mr. Linneman’s average annual compensation over the five most recently completed calendar years ending with the year immediately preceding the effective date of the change in control. In addition, Mr. Linneman will be paid in a single cash lump sum distribution, within ten calendar days, equal to the present value of the cash equivalent of the amount of benefits Mr. Linneman would have received if he was employed for 36 months following his termination of employment, and shall continue to participate in any benefit plans that provide non-taxable health (including medical and dental), life or similar coverage for 36 months upon terms no less favorable than the most favorable terms provided to senior executives during such period. In the event payments made to Mr. Linneman include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.

Upon termination of Mr. Linneman for any reason, he must adhere to a two-year non-competition covenant.

All reasonable costs and legal fees paid or incurred by Mr. Linneman in any dispute or question of interpretation relating to the employment agreement will be paid by Cheviot Savings Bank, if Mr. Linneman is successful on the merits in a legal judgment, arbitration or settlement. The employment agreement also provides that Cheviot Savings Bank will indemnify the executive for certain liabilities and expenses as provided therein.

Change-in-Control Severance Agreements with Messrs. Kappa and Lenzer. Effective September 16, 2008, Cheviot Savings Bank entered into change in control severance agreements with each of Messrs. Lenzer and Kappa to provide benefits to each of them upon a change in control of either Cheviot Savings Bank or Cheviot Financial Corp. Each severance agreement provides for a three-year term. Additionally, on or before each anniversary date of the effective date of the severance agreement, the term of the agreement may be extended for an additional one-year period beyond the then effective expiration date upon a determination and resolution of the Board of Directors that the performance of the employee has met the requirements and standards of the board and that the term of the agreement should be extended. Under the severance agreement, if a change in control of Cheviot Savings Bank or Cheviot Financial Corp. occurs, Messrs. Lenzer and Kappa, if terminated or if each terminates his employment for “good reason” (as defined in the severance agreements) within 12 months after any change in control, will be entitled to receive a single cash lump sum distribution equal to two times the prior calendar year’s cash compensation paid to such executive by Cheviot Savings Bank. Such sum will be paid within 30 days following Messrs. Lenzer’s and Kappa’s date of termination. In the event payments made to Messrs. Lenzer and Kappa include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.

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401(k) Plan

Cheviot Savings Bank maintains the Cheviot Savings Bank 401(k) Retirement Savings Plan which is a qualified, tax-exempt profit sharing plan with a salary deferral feature under Section 401(k) of the Code (the “Code”). Employees who have attained age 21 and have completed one year of employment are eligible to participate. Employees are entitled to enter the 401(k) Plan on the first January 1 or July 1 occurring after the employee becomes eligible to participate in the 401(k) Plan.

Under the 401(k) Plan participants may elect to defer a percentage of their compensation each year instead of receiving that amount in cash equal to the lesser of (i) a maximum percentage of compensation as indicated in a notice received from the 401(k) Plan administrator or (ii) an indexed dollar amount set by the Internal Revenue Service, which was $17,000 for 2012. In addition, for participants that are age 50 or older by the end of any taxable year, the participant may elect to defer additional amounts (called “catch-up contributions”) to the 401(k) Plan. The additional amounts may be deferred regardless of any other limitations on the amount that a participant may defer to the 401(k) Plan. The maximum “catch-up contribution” that a participant can make in 2012 was $5,500.

Each plan year (a calendar year), Cheviot Savings Bank will contribute to the 401(k) Plan the following amounts: (a) the total amount of the salary reduction a participant elected to defer; (b) in the discretion of Cheviot Savings Bank, a matching contribution equal to a percentage of the amount of the salary reduction a participant elected to defer; and (c) an amount equal to 3% of a participant’s plan compensation (generally the sum of a participant’s Form W-2 wages and other compensation for the year plus a participant’s before-tax contributions to the 401(k) Plan and any other benefit plans of Cheviot Savings Bank, up to a legal limit (which was $250,000 for 2012)) for the year plus 3% of a participant’s plan compensation for the year in excess of 50% of the Social Security Taxable Wage Base for old-age retirement benefits for the year ($55,050 for 2012) plus any additional amount that does not match a participant’s salary reduction and that is determined by Cheviot Savings Bank in its discretion.

The 401(k) Plan permits employees to direct the investment of his or her own accounts into various investment options, including the opportunity to invest in Cheviot Financial Corp. common stock through the “Cheviot Financial Corp. Stock Fund.” Each participant who directs the trustee to invest all or part of his or her account in the Cheviot Financial Corp. Stock Fund will have assets in his or her account applied to the purchase of shares of common stock. A participant will be entitled to direct the trustee as to how to vote his or her allocable shares of common stock.

Plan benefits will be paid to each participant in the form of a single cash payment at normal retirement age unless earlier payment is selected. If a participant dies prior to receipt of the entire value of his or her 401(k) Plan accounts, payment will generally be made to the beneficiary in a single cash payment as soon as possible following the participant’s death. Payment will be deferred if the participant had previously elected a later payment date. If the beneficiary is not the participant’s spouse, payment will be made within one year of the date of death. If the spouse is the designated beneficiary, payment will be made no later than the date the participant would have attained age 70 1/2. Normal retirement age under the 401(k) Plan is age 65. Early retirement age is age 55.

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Employee Stock Ownership Plan and Trust

We implemented the Cheviot Financial Corp. Employee Stock Ownership Plan in connection with our initial public offering in 2004. Employees who are at least 21 years old, who have at least one year of employment with Cheviot Savings Bank and who have completed at least 1,000 hours of service, are eligible to participate. As part of the initial public offering in 2004, the employee stock ownership plan borrowed funds to purchase 357,075 shares of common stock. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan is being repaid principally from the participating employer’s discretionary contributions to the employee stock ownership plan over a period of up to 10 years. The loan bears interest at an annual percentage rate fixed at 4.0%. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan are 100% vested upon completion of three years of credited service. A participant’s interest in his or her account under the plan also fully vest in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable in the form of common stock and/or cash. Contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Under generally accepted accounting principles, Cheviot Financial Corp. will be required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account for the year.

In the event of a change in control, the employee stock ownership plan will terminate and participants will become fully vested in their account balances.

In connection with the second step conversion of Cheviot Mutual Holding Company in January 2012 the employee stock ownership plan borrowed funds from us and used those funds to purchase an additional 187,000 shares of common stock, collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan is being repaid from Cheviot Savings Bank’s discretionary contribution to the plan over a 20 year period. The loan bears interest at a fixed rate of 3.25%. Shares are held in a suspense account for allocation to participants as the loan is repaid.

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Outstanding Equity Awards at Year End. The following table sets forth information with respect to our outstanding equity awards as of December 31, 2012 for our Named Executive Officers.

Outstanding Equity Awards at Fiscal Year-End(1)
	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised earned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)

Thomas J. Linneman, President and Chief Executive Officer	85,700	—	—	$13.01	5/5/2015	—	—	—	$—

Kevin M. Kappa, Vice President-- Compliance	49,706	—	—	$13.01	5/5/2015	—	—	—	$—

Jeffrey J. Lenzer, Vice President-- Operations	51,849	—	—	$13.01	5/5/2015	—	—	—	$—

(1)	All equity awards noted in this table were granted pursuant to the Cheviot Financial Corp. 2005 Stock-Based Incentive Plan, and represent all awards held at December 31, 2012 by Named Executive Officers. All equity awards noted on this table are fully vested.

Plan-Based Awards. There were no grants of plan-based awards for our named executive officers in 2012 and 2011.

Stock Benefit Plans

Stock-Based Incentive Plan. The 2005 Cheviot Financial Corp. Stock-Based Incentive Plan (“Incentive Plan”) provides officers, employees and directors of Cheviot Financial Corp. or Cheviot Savings Bank with additional incentives to share in our growth and performance.

The Incentive Plan authorizes the issuance of up to 583,125 shares of our common stock pursuant to grants of incentive and non-statutory stock options, reload options or restricted stock awards, provided that no more than 166,608 shares may be issued as restricted stock awards, and no more than 416,517 shares may be issued pursuant to exercise of stock options.

Employees and outside directors and our subsidiaries are eligible to receive awards under the Incentive Plan.

The Compensation Committee may determine the type and terms and conditions of awards under the Incentive Plan. Awards may be granted in a combination of incentive and non-statutory stock options, reload options or restricted stock awards. Awards may include the following:

(i)          Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price shall not be less than the fair market value of the underlying common stock on the date the stock option is granted. Fair market value for purposes of the Incentive Plan means the average of the closing high bid and low asked price of the common stock as reported on the OTC Electronic Bulletin Board (or the average of the high and low quoted sales prices of the common stock on the Nasdaq Stock Market) on the day the option is granted or, if the common stock is not traded on the date of grant, the fair market value shall be determined by the Compensation Committee in good faith on an appropriate basis.

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Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash, check payable to Cheviot Financial Corp. or electronic funds transfer; or (ii) with stock of Cheviot Financial Corp. which was owned by the participant for at least six months prior to delivery; or (iii) by reduction in the number of shares deliverable pursuant to the stock option, or (iv) subject to a “cashless exercise” through a third party. Cash may be paid in lieu of any fractional shares under the Incentive Plan and generally no fewer than 100 shares may be purchased on exercise of an award unless the total number of shares available for purchase or exercise pursuant to an award is less than 100 shares. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee.

(ii)         Reload Options. Reload options entitle the holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder’s withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the shares on the date the original option is exercised. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised. Reload options issued on the exercise of incentive stock options may be incentive stock options or non-statutory stock options.

(iii)       Stock Awards. Stock awards under the Incentive Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Compensation Committee which are set forth in the award agreements. Any stock award granted under the 2005 Stock-Based Incentive Plan will be subject to vesting as determined by the Compensation Committee. Awards will be evidenced by agreements approved by the Compensation Committee which set forth the terms and conditions of each award.

Transferability of Awards. Generally, all awards, except non-statutory stock options, granted under the Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Compensation Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Exchange Act. During the life of the participant, awards can only be earned by him or her. The Compensation Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Incentive Plan upon the participant’s death.

Change in Control. Upon the occurrence of an event constituting a change in control of Cheviot Financial Corp. as defined in the Incentive Plan, all stock options will become fully vested, and all stock awards then outstanding shall vest free of restrictions. The conversion of Cheviot Mutual Holding Company was not considered a change of control.

Effect of Termination of Service. Unless the Compensation Committee specifies otherwise at the time an award is granted, upon the occurrence of the participant’s termination of service due to death or disability, all unvested stock options and stock awards made to the participant will become fully vested. Unless the Compensation Committee specifies otherwise at the time an award is granted, in the event of a normal retirement of a participant any unvested award of stock options and/or restricted stock shall become fully vested in the participant. Unless the Compensation Committee specifies otherwise, a person who is a member of the Board of Directors shall not be deemed to have retired until service as a director or director emeritus has ceased.

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Director Compensation

Directors’ Summary Compensation Table. Set forth below is summary compensation for each of our directors for the year ended December 31, 2012. Compensation paid to directors who also are named executive officers is reflected above in “Executive Compensation – Summary Compensation Table.”

Director Compensation(3)
Name	Fees earned or paid in cash ($)	Stock awards(1) ($)	Option awards(1) ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation(2) ($)	Total ($)

Steven R. Hausfeld	$25,500	$—	$—	—	$—	$1,993	$27,493

Edward L. Kleemier	$22,000	—	—	—	$1,597	$11,400	$34,997

John T. Smith	$22,000	—	—	—	$4,471	$4,248	$30,719

Robert L. Thomas	$25,500	—	—	—	$4,496	$13,895	$43,891

James E. Williamson	$25,500	—	—	—	$5,148	$7,015	$37,663

(1)	Represents the grant date fair value of the stock and option awards received by the directors under the 2005 Stock Based Incentive Plan. The grant date fair value of the stock and option awards have been computed in accordance with the stock-based compensation accounting rules under FASB ASC Topic 718. A discussion of the assumptions used in calculating the award values may be found at footnote A to our audited financial statements for the year ended December 31, 2012.
(2)	Amounts include: (i) dividends paid on stock awards in the amount of $1,993, for Mr. Hausfeld; (ii) health insurance premiums in the amount of $4,248, $2,495, and $7,015 paid to Messrs. Smith, Thomas, and Williamson, respectively; and (iii) distribution from the Directors Deferred Compensation Plan in the amount of $11,400 and $11,400 for Mr. Kleemier and Mr. Thomas.
(3)	Outstanding stock awards and option awards for each director at December 31, 2012 is as follows: unexercised stock options in the amounts of 11,497, 19,111, 19,111, 19,111 and 19,111 for Messrs. Hausfeld, Kleemeier, Smith, Thomas and Williamson and unvested restricted stock awards totaled 4,947 for Mr. Hausfeld.

Each of the individuals who currently serves as a director of Cheviot Financial Corp. also serves as a director of Cheviot Savings Bank. To date, Cheviot Savings Bank has compensated its directors for their services. Cheviot Financial Corp. has not paid any additional compensation to the directors for this service, though it may choose to do so in the future.

Compensation of Non-Employee Directors. During the year ended December 31, 2012, directors received a $20,000 annual retainer for board membership (on Cheviot Savings Bank), an additional $3,500 retainer for membership on the Audit Committee and $2,000 retainer for each membership on any other committee.

Compensation of Directors Who are Also Employees. During the year ended December 31, 2012, Mr. Linneman, the only director who is also an employee of Cheviot Financial Corp. or Cheviot Savings Bank, received $20,000 in compensation for board membership (on Cheviot Savings Bank). Mr. Linneman did not receive any compensation for committee membership.

Director Plans

Stock Based Incentive Plan. The directors are eligible to participate in our Incentive Plan, described above in “Stock Benefit Plans – Stock-Based Incentive Plan.” For the year ended December 31, 2012, there were no grants to directors.

Directors Deferred Compensation Plan. Cheviot Savings Bank adopted, as amended and restated effective January 1, 2005, a directors deferred compensation plan as an additional benefit for its directors. Each person who was a member of the board on March 31, 2003 became a participant in the plan on such date. Any subsequent member of the board shall become a participant in the plan only if he or she is a member of the Board of Directors on the last day of the first plan year that ends after the date on which he or she completes ten years of service, which such date is designated as his or her participation date in the plan. After becoming a participant under the plan, a person remains a participant until the entire balance of his or her retirement benefit amount under the plan has been paid or forfeited under the terms of the plan.

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The plan provides that upon the later of (i) the participant’s 65th birthday, or (ii) the earlier of (a) the date on which the participant is no longer a member of the Board of Directors, or (b) the participant’s 70th birthday, the participant will be entitled to a retirement benefit in the amount of $11,400 per year, payable for ten years. A participant will have the right, within 30 days of joining the plan, to elect to be paid the retirement benefit above in the form of a single cash lump sum distribution. If a change in control occurs after the commencement of a participant’s retirement benefit, any remaining installment payments will be paid in the form of a single cash lump sum distribution within 30 days following the effective date of the change in control. In the event a participant is entitled to receive the retirement benefit in the form of a single cash lump sum distribution, such benefit will be determined using a discount rate of 7%, compounded annually.

Cheviot Savings Bank recorded an expense of approximately $18,200 for the directors deferred compensation plan for the year ended December 31, 2012.

A participant shall forfeit the entire balance of his or her account and any right to future payment of a plan benefit if he or she violates certain standards of conduct as set forth in the plan.

Certain Transactions With Related Persons

Cheviot Savings Bank’s current policy is that no loans are to be extended to directors or executive officers of Cheviot Savings Bank without the approval of Cheviot Savings Bank’s Board of Directors. Current directors, officers and employees are eligible for any type of credit offered by Cheviot Savings Bank. Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees. In accordance with banking regulations, such loans to directors are made on substantially the same terms as those available to Cheviot Savings Bank’s employees. Such loans provide for a discount as to interest rate, consistent with the requirements of the Federal Reserve Board’s Regulation O. Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of disinterested members of the Board of Directors. As of December 31, 2012, there were a total of seven lending relationships with directors/officers of Cheviot Savings Bank with a total balance of approximately $1.1 million. The loans made to directors and executive officers were made in the ordinary course of business and did not involve more than a normal risk of collectibility. Any future loans made to any directors, executive officers, officers or employees of Cheviot Savings Bank will be made under the same terms and conditions. Set forth below is information regarding the loans made to directors and executive officers during each of the last two fiscal years.

2012

Name	Position	Nature of Transaction	Largest Aggregate Balance from 1/1/12 to 12/31/12	Interest Rate	Principal Balance at 12/31/12	Principal Paid 1/1/12 to 12/31/12	Interest Paid 1/1/12 to 12/31/12
Robert L. Thomas	Director	Mortgage Loan	$129,823.61	2.625%	$117,761.03	$12,062.58	$3,632.42
		Home Equity Loan	$47,035.25	3.500%	$36,344.09	$10,691.16	$1,518.84
Kevin M. Kappa	Vice President of Compliance	Mortgage Loan	$78,200.00	2.500%	$77,613.92	$586.08	$774.74
Jeffrey J. Lenzer	Vice President of Operations	Mortgage Loan	$251,780.13	2.125%	$241,186.20	$10,593.93	$5,326.07
Timothy J. Beck	Vice President of Lending	Mortgage Loan	$128,235.65	3.125%	$122,426.45	$5,809.20	$4,535.28
		Home Equity Loan	$43,249.60	3.500%	$46,475.67	$3,226.07	$1,573.44
Thomas J. Linneman	President	Mortgage Loan	$382,783.77	2.625%	$345,467.18	$37,316.59	$10,683.41
Edward L. Kleemeier	Director	Mortgage Loan	$65,610.37	3.125%	$22,445.82	$43,164.55	$2,483.25
Scott T. Smith	Chief Financial Officer	Mortgage Loan	$124,478.09	2.625%	$103,745.34	$20,732.75	$3,367.25
		Home Equity Loan	$11,575.35	3.500%	$8,332.14	$3,243.21	$356.79
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2011

Name	Position	Nature of Transaction	Largest Aggregate Balance from 1/1/11 to 12/31/11	Interest Rate	Principal Balance at 12/31/11	Principal Paid 1/1/011 to 12/31/11	Interest Paid 1/1/011 to 12/31/11
Robert L. Thomas	Director	Mortgage Loan	$140,947.23	3.175%	$129,823.61	$11,123.62	$5,106.38
		Home Equity Loan	$49,673.33	3.500%	$47,035.25	$7,337.31	$1,522.69
Kevin M. Kappa	Vice President of Compliance	Mortgage Loan	$25,097.13	3.125%	$9,936.96	$15,160.17	$675.44
Jeffrey J. Lenzer	Vice President of Operations	Mortgage Loan	$261,858.84	2.250%	$251,780.13	$10,078.71	$5,871.29
Deborah A. Fischer	Vice President of Lending	Mortgage Loan	$150,000.00	3.125%	$145,572.00	$4,428.00	$3,246.05
		Home Equity Loan	$58,527.06	3.500%	$54,477.18	$21,022.82	$1,390.95
James E. Williamson	Director	Home Equity Loan	$15,008.45	3.500%	$—	$15,008.45	$274.61
Thomas J. Linneman	President	Mortgage Loan	$403,977.89	3.125%	$382,783.77	$21,194.12	$14,805.88
Edward L. Kleemeier	Director	Mortgage Loan	$68,259.38	3.875%	$65,610.37	$2,649.01	$2,808.87
Scott T. Smith	Chief Financial Officer	Mortgage Loan	$144,393.31	3.125%	$124,478.09	$19,915.22	$5,084.78
		Home Equity Loan	$14,707.55	3.500%	$11,575.35	$3,132.20	$467.80

All transactions involving related parties require the approval of full Board of Directors.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits a company from extending credit, arranging for the extension of credit or renewing an extension of credit in the form of a personal loan to an officer or director of the company. There are several exceptions to this general prohibition, including loans made by an FDIC insured depository institution that is subject to the insider lending restrictions of the Federal Reserve Act. All loans to our directors and officers comply with the Federal Reserve Act and the Federal Reserve Board’s Regulation O and, therefore, are excepted from the prohibitions of Section 402.

PROPOSAL 2 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee requests that shareholders ratify the Audit Committee’s selection of Clark, Schaefer, Hackett & Co. to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Representatives of Clark, Schaefer, Hackett & Co. will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to questions by shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF Clark, Schaefer, Hackett & Co. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed to us (or Cheviot Savings Bank) for the years ended December 31, 2012 and 2011 by Clark, Schaefer, Hackett & Co.

	2012	2011
Audit Fees	$78,250	$82,565
Audit Related Fees	59,395	44,650
Tax Fees	20,425	19,305
All Other Fees	—	—
Tax Related Fees	12,570	2,550
Acquisition	—	43,732
Stock Offering	8,250	70,500
	$178,890	$263,302

Audit Fees consist of the aggregate fees billed for each of the last two fiscal years for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-Q or services that are normally provided by our accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to audit and attest services not required by statute or regulations, acquisitions and investments, and consultations concerning financial accounting and reporting standards.

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Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, return preparation, tax audits and customs and duties.

All Other Fees. All other fees included less incurred in connection with the second step stock conversion. During 2011 all other fees included fees incurred in connection with our acquisition of Franklin Financial Corp and fees incurred in connection with our second step conversion and stock offering.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Clark, Schaefer, Hackett & Co. and has concluded that it is.

Pre-approval Policies and Procedures. In accordance with rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related services and all permitted non-audit work performed by the independent registered public accounting firm, Clark, Schaefer, Hackett & Co., must be pre-approved by the Audit Committee, including the proposed fees for such work. The Audit Committee has adopted policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services, are pre-approved, and is informed of each service actually rendered that was approved through its pre-approval process. The Audit Committee pre-approved 100% of the audit related fees and tax fees described above during the fiscal years ended December 31, 2012 and 2011.

PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Principal Executive Officer and our two other most highly compensated executive officers of the Company (“Named Executive Officers”) is described in “Executive Compensation.” Shareholders are urged to read the Executive Compensation section of this Proxy Statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.

In accordance with Section 14A of the Exchange Act, shareholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the shareholders of Cheviot Financial Corp. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers described in the Executive Compensation section of the Proxy Statement, the compensation tables and other narrative executive compensation disclosures set forth in that section.

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our shareholders and encourages all shareholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTIONS SET FORTH IN PROPOSAL 3.

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PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE “SAY-ON-PAY” ADVISORY VOTES

In accordance with Section 14A of the Exchange Act, we are providing a shareholder advisory vote to approve the compensation of executives (the “say-on-pay” advisory vote in Proposal Three above) this year and will do so at least once every three years thereafter. Pursuant to Section 14A of the Exchange Act, at the 2013 Annual Meeting, we are also asking shareholders to vote on whether future “say-on-pay” advisory votes on executive compensation should occur every year, every two years or every three years.

After careful consideration, the Board of Directors recommends that future shareholder “say-on-pay” advisory votes on executive compensation be conducted every year. The determination was based upon the premise that Named Executive Officer compensation is evaluated, adjusted and approved on an annual basis by the Board of Directors upon a recommendation from the Compensation Committee and the belief that investor sentiment should be a factor taken into consideration by the Compensation Committee in making its annual recommendation.

Although the Board of Directors recommends a “say-on-pay” vote every year, shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove of the Board of Directors’ recommendation.

Although this advisory vote regarding the frequency of “say-on-pay” votes is non-binding on the Board of Directors, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when deciding how often to conduct future “say-on-pay” shareholder advisory votes.

Unless otherwise instructed, validly executed proxies will be voted for the “One Year” frequency option.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO SELECT THE “ONE YEAR” FREQUENCY OPTION.

PROPOSAL 5 – APPROVAL OF THE CHEVIOT FINANCIAL CORP.
2013 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Cheviot Financial Corp. 2013 Equity Incentive Plan (the “Equity Incentive Plan”), to provide officers, employees and directors of Cheviot Financial Corp. and Cheviot Savings Bank with additional incentives to promote the growth and performance of Cheviot Financial Corp. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to retain and attract highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 654,500 shares of Cheviot Financial Corp. common stock pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options, provided that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options (all of which may be granted as incentive stock options) is 467,500 and the maximum number of shares of stock that may be issued as restricted stock awards is 187,000.

The Equity Incentive Plan will be administered by the members of Cheviot Financial Corp.’s Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has the authority and discretion to select the persons who will receive awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the Equity Incentive Plan; and interpret the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers.

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The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of Cheviot Financial Corp. or a subsidiary of Cheviot Financial Corp., or as the form of payment for grants or rights earned or due under any other plan or arrangement of Cheviot Financial Corp. or a subsidiary of Cheviot Financial Corp., including the plan of any entity acquired by Cheviot Financial Corp. or a subsidiary of Cheviot Financial Corp.

Eligibility

Employees and directors of Cheviot Financial Corp. or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that unless the Committee specifies a different vesting rate, no awards shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant. The Committee may grant Awards in a combination of incentive and non-qualified stock options or restricted stock.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means (i) the final sales price of Cheviot Financial Corp.’s common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question, or if Cheviot Financial Corp.’s common stock was not traded on such date, then on the last preceding date on which any reported sale of Cheviot Financial Corp. common stock occurred, and without regard to after-hours trading activity in New York City, or (ii) if the shares of our common stock are not listed or admitted to trading on any such exchange, then the closing bid quotation with respect to a share of our common stock on such date, as of the close of the market and without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by personal, certified or cashier’s check, (ii) by tendering stock of Cheviot Financial Corp. owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, or (iv) by a combination of the foregoing. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

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Prohibition Against Repricing of Options. The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Limitation on Awards Under the Equity Incentive Plan

The maximum number of shares of stock that may be available for awards under the Equity Incentive Plan is 654,500, provided that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options (all of which may be granted as incentive stock options) is 467,500 and the maximum number of shares of stock that may be issued as restricted stock awards is 187,000. Awards under the Plan may be made in any combination of shares of restricted stock or stock options.

To the extent any shares of stock covered by an award (including restricted stock awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

In the event of a corporate transaction involving the stock of Cheviot Financial Corp. (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options and restricted stock, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options and restricted stock and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options and restricted stock.

Performance Features

General. A federal income tax deduction for Cheviot Financial Corp. will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer). However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more performance measures, as selected by the Committee, including: book value; tangible book value per share; return on equity; basic cash earnings per share; diluted earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of Cheviot Financial Corp. as a whole or of any one or more subsidiaries or business units of Cheviot Financial Corp. or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures in certain circumstances; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code, except to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception under section 162(m) of the internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain events, factors or items, at the sole discretion of the Committee.

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Vesting of Awards

The Committee may specify vesting requirements on any award. If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Cheviot Financial Corp. or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement. Unless the Committee specifies otherwise, awards may not vest at a rate exceeding 20% per year, commencing one year from the date of grant, subject to acceleration of vesting, to the extent permitted by the Committee, in the event of death, disability, retirement, or involuntary termination of employment or service following a change in control.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment or service following a change in control of Cheviot Financial Corp., all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. For the purposes of the Equity Incentive Plan, a change in control occurs when (a) Cheviot Financial Corp. or Cheviot Savings Bank merges into or consolidates with another entity or merges another bank or corporation into Cheviot Financial Corp. or Cheviot Savings Bank, and as a result, less than a majority of the combined voting power of the resulting corporation is held by persons who were stockholders of the Company or the Bank before the merger or consolidation; (b) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of Cheviot Financial Corp.’s or Cheviot Savings Bank’s voting securities; (c) during any period of two consecutive years, individuals who constitute Cheviot Financial Corp.’s or Cheviot Savings Bank’ Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of Cheviot Financial Corp.’s or Cheviot Savings Bank’ Board of Directors, provided that each director who is first elected by the Board by a vote of at least two-thirds of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; (d) Cheviot Financial Corp. or Cheviot Savings Bank sells to a third party all or substantially all of its assets.

In the event of a change in control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied in full as of the date of the change in control.

Forfeiture

The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of services with Cheviot Financial Corp. or its affiliate or subsidiary; any material violation of one or more of Cheviot Financial Corp.’s policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to Cheviot Financial Corp.’s business or reputation, its affiliates and/or its subsidiaries.

If Cheviot Financial Corp. is required to prepare an accounting restatement due to the material noncompliance of Cheviot Financial Corp., as a result of misconduct, with any financial reporting requirement under the Federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse Cheviot Financial Corp. the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse Cheviot Financial Corp. for all or any part of the amount of any payment in settlement of any award granted hereunder.

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Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of a Participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Incentive Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Cheviot Financial Corp.

Duration of Plan

The Equity Incentive Plan will become effective upon approval by the stockholders at the annual meeting. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Cheviot Financial Corp. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Cheviot Financial Corp. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

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If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Cheviot Financial Corp. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Cheviot Financial Corp. will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and Cheviot Financial Corp. will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. Cheviot Financial Corp. may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Cheviot Financial Corp.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits Cheviot Financial Corp.’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”). Restricted stock awards and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. Performance-based compensation that meets the requirements of Section 162(m) (“Qualified performance-based compensation”) is not subject to this limit and is fully deductible by Cheviot Financial Corp. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the Equity Incentive Plan will be considered “Qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Restricted stock awards that vest upon the attainment of performance measurements may also qualify as Qualified performance-based compensation. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards that are subject to performance goals may qualify as Qualified Performance-Based Compensation that is not subject to the $1.0 million deduction limit. Cheviot Financial Corp. expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

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Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. Cheviot Financial Corp. suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Cheviot Financial Corp. is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the annual meeting.

THE BOARD OF DIRECTORS UNANIMOULSY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Directors, executive officers and greater than 10% shareholders are required by regulations of the SEC to furnish us with copies of all Section 16(a) reports they file. Such reports are filed on Forms 3, 4 and 5 under the Exchange Act. Based solely on our review of the copies of such forms received by us, we believe that during the year ended December 31, 2012, all such persons complied on a timely basis with the filing requirements of Section 16(a).

Shareholder Proposals for Next Year’s Annual Meeting

Shareholder proposals intended for inclusion in next year’s Proxy Statement should be sent to the Executive Secretary, Cheviot Financial Corp., 3723 Glenmore Avenue, Cheviot, Ohio 45211 and must be received by November 12, 2013. Any such proposal must comply with the proxy rules pursuant to the Exchange Act.

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, our Secretary must receive written notice not earlier than the 90th day nor later than the 80th day prior to date of the annual meeting; provided, however, that in the event that less than 90 days’ notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

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The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on Cheviot Financial Corp.’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of Cheviot Financial Corp. which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification under Article II, Section 12 of our Bylaws, including an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the Bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on Cheviot Financial Corp.’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of capital stock of Cheviot Financial Corp. which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

Nothing in this Proxy Statement shall be deemed to require us to include in our Proxy Statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

The 2014 Annual Meeting of Stockholders is expected to be held April 24, 2014. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be received by our Secretary no earlier than January 24, 2014 and no later than February 2, 2014. If notice is received prior to January 24, 2014 or after February 2, 2014, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Other Matters to Come Before the Meeting

At the time this Proxy Statement was released for distribution on March 12, 2013, we knew of no other matters that might be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the voting shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting them.

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Miscellaneous/Financial Statements

We will bear the cost of solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by telegraph or telephone without additional compensation.

The Company has retained AST Phoenix Advisors to assist in the solicitation of proxies in connection with the annual meeting. The Company will pay AST Phoenix Advisors a fee of $5,500 plus reasonable out-of-pocket expenses.

Annual Report to Shareholders

Our Annual Report to Shareholders for the year ended December 31, 2012, has been made available to shareholders concurrently with this Proxy Statement, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy solicitation materials. If you would like a copy of the Annual Report to Shareholders or a copy of our Form 10-K that has been filed with the SEC, including financial statements and schedules, please write to Kimberly Siener, Investor Relations, Cheviot Financial Corp., 3723 Glenmore Avenue, Cheviot, Ohio 45211, and we will send copies of each to you free of charge. The exhibits to the Form 10-K will be furnished for a fee that is reasonably related to our cost of furnishing such items. You may also make such a request by email to fulfillment@rtco.com and by inserting your Shareholder Control Number in the subject line.

Proxy Statements for Shareholders Sharing the Same Household Mailing Address

If shareholders residing at the same household mailing address are currently receiving multiple copies of our communications but would like to receive only one in the future, please send written notice to The Registrar and Transfer Company at the below address. In the written notice please indicate the names of all accounts in your household and The Registrar and Transfer Company will forward the appropriate forms for completion.

The Registrar and Transfer Company

10 Commerce Drive

Cranford, New Jersey 07016-3506

Any shareholders participating in the householding program will, however, continue to receive a separate notice card or voting instruction card for each account.

Shareholder Communications with the Board of Directors

Shareholders who wish to communicate with the Board, specified individual directors and non-management directors should send any communications to the Executive Secretary, Cheviot Financial Corp., 3723 Glenmore Avenue, Cheviot, Ohio 45211 and identify the intended recipient. All communications addressed will be forwarded to the identified person or persons.

By Order of the Board of Directors

James E. Williamson
Executive Secretary

March 12, 2013

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Appendix A

CHEVIOT FINANCIAL CORP.

2013 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1          Purpose, Effective Date and Term. The purpose of the Cheviot Financial Corp. 2013 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Cheviot Financial Corp. (the “Company”), and its Subsidiaries, including Cheviot Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable shareholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2          Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3          Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4          Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1          General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a)          Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii)  to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)          Restricted Stock.  Restricted Stock means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

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Section 2.2          Stock Options.

(a)          Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)          Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten years after the date of its grant (or five years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

Section 2.3          Restricted Stock.

(a)          Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Cheviot Financial Corp. dated [Date], made pursuant to the terms of the Cheviot Financial Corp. 2013 Equity Incentive Plan, copies of which are on file at the executive offices of Cheviot Financial Corp., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

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(b)          Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)          Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.

(ii)         Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights with respect to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii)        Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4          Performance-Based Compensation. Any Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a)          Performance Measures. Such performance measures may be based on any one or more of the following:

(i)           book value or tangible book value per share;

(ii)          basic cash earnings per share;

(iii)         diluted earnings per share;

(iv)         return on equity;

(v)          net income or net income before taxes;

(vi)         cash earnings;

(vii)        net interest income;

(viii)       non-interest income;

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(ix)         general and administrative expense to average assets ratio;

(x)          cash general and administrative expense to average assets ratio;

(xi)         efficiency ratio;

(xii)        cash efficiency ratio;

(xiii)       return on average assets;

(xiv)       cash return on average assets;

(xv)        return on average stockholders’ equity;

(xvi)       cash return on average stockholders’ equity;

(xvii)      return on average tangible stockholders’ equity;

(xviii)     cash return on average tangible stockholders’ equity;

(xix)       core earnings;

(xx)        operating income;

(xxi)       operating efficiency ratio;

(xxii)      net interest rate margin or net interest rate spread;

(xxiii)     growth in assets, loans, or deposits;

(xxiv)     loan production volume;

(xxv)      non-performing loans;

(xxvi)     cash flow;

(xxvii)    strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxviii)   any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Committee may elect to use different performance measures and shall have sole discretion in determining how performance measures are calculated. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure. The Committee also may exclude other items in its sole discretion in establishing and calculating performance measures, which may include, but not limited to, the effect of dividends and the expense of Restricted Stock Awards.

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(b)          Adjustments. Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.5          Vesting of Awards. (a) The Committee shall specify the vesting schedule or conditions of each Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, Awards under the Plan shall be granted with a vesting rate not exceeding 20% per year, with the first installment vesting one year after the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement or Involuntary Termination of Employment following a Change in Control). Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting.

(b)          Notwithstanding Section 2.8 and Article 4 hereof, to the extent permitted by applicable law or regulations, or pursuant to an applicable regulatory waiver, the Committee may determine that all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option) and all Restricted Stock Awards described in Section 2.1(b) shall be fully earned and vested immediately.

Section 2.6          Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7          Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.

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Section 2.8.          Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)          Upon a Participant’s Termination of Service for any reason other than Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three months following termination and any Restricted Stock that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)          In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock granted to a Participant that has not vested shall expire and be forfeited.

(c)          Upon Termination of Service for reason of Disability, death or, to the extent permitted by the Committee, Retirement, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement or one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service.

(d)          Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)          Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options and Restricted Stock is as set forth in Article 4.

ARTICLE 3 - Shares Subject to Plan

Section 3.1          Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2          Share Limitations.

(a)          Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Six Hundred Fifty-Four Thousand Five Hundred (654,500) shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is Four Hundred Sixty-Seven Thousand Five Hundred (467,500) shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is One Hundred Eighty-Seven Thousand (187,000) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.

(b)          Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock shall be reduced by the number of shares of Stock granted. To the extent any shares of Stock covered by an Award (including Restricted Stock) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

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Section 3.3          Corporate Transactions.

(a)          General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options and Restricted Stock in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock (including, without limitation, cancellation of Stock Options and Restricted Stock in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)          Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.4          Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)          Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)          Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

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ARTICLE 4 - CHANGE IN CONTROL

Section 4.1          Consequence of a Change in Control. Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a)          At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b)          At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)          In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2          Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)          Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)          Acquisition of Significant Share Ownership: There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

(c)          Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders or corporators) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d)          Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

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ARTICLE 5 - COMMITTEE

Section 5.1          Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2          Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a)           the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)          The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)          The Committee will have the authority to define terms not otherwise defined herein.

(d)          Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)          In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3          Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

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Section 5.4          Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5          Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1          General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2          Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1          No Implied Rights.

(a)          No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

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(b)          No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)          No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2          Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3          Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4          Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5          Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6          Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7          Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

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Section 7.8          Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9          Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10        Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11        Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12        No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13        Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Ohio without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Ohio, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

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Section 7.14        Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15        Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16        Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)          in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)          in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)          in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

Section 7.17        Forfeiture Events.

(a)          The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)          If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

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In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1          In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)          “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)          “Award” means any Stock Option, Restricted Stock or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)          “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)          “Board” means the Board of Directors of the Company.

(e)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f)          “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)          “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)          “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)          “Committee” means the Committee acting under Article 5.

(j)          “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)          “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

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(m)         “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n)          “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)          “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(q)          “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r)           “Fair Market Value” means, with respect to a share of Stock on a specified date:

               (I)            the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

               (II)           if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use;

               (III)          if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open; or

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               (IV)          The above definition also applies to the determination of Fair Market Value of Restricted Stock for tax purposes (e.g., determining compensation income).

(s)          A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is at least 30 miles further away from the Employee Participant’s principal residence prior to the Change in Control.

(t)           “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than 50% of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than 50% of the voting interests.

(u)          “Incumbent Directors” means:

               (I)            the individuals who, on the date hereof, constitute the Board; and

               (II)          any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(v)          “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary (other than a termination for Cause) or termination of employment by a Participant Employee for Good Reason.

(w)         “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)          “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)          “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z)          “Restricted Stock” has the meaning ascribed to it in Section 2.3.

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(aa)        “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

(bb)       “SEC” means the United States Securities and Exchange Commission.

(cc)        “Securities Act” means the Securities Act of 1933, as amended from time to time.

(dd)       “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(ee)        “Stock” means the common stock of the Company, $0.01 par value per share.

(ff)         “Stock Option” means an ISO or a Non-Qualified Option.

(gg)       “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(hh)       “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(I)            The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(II)           The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section (II), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(III)          If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

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(IV)          A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is 90 days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(V)           Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (hh), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(VI)          With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

(ii)          “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(jj)          “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2           In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)          actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)          references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)          in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)          references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)          indications of time of day mean Eastern time;

(f)           “including” means “including, but not limited to”;

(g)         all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)         all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

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(i)           the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)           any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)          all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

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REVOCABLE PROXY

CHEVIOT FINANCIAL CORP.
ANNUAL MEETING OF SHAREHOLDERS

April 23, 2013

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Cheviot Financial Corp. (the “Company”) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (“Annual Meeting”) to be held at the Company’s main office at 3723 Glenmore Avenue, Cheviot, Ohio 45211, on April 23, 2013, at 3:00 p.m., Eastern Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	WITHHOLD	FOR ALL EXCEPT
1.	The election as Directors of the nominees listed below each to serve for a three-year term.	☐	☐	☐

Edward L. Kleemeier James E. Williamson

INSTRUCTION: To withhold your vote for one or more nominees, mark “For All Except” and write the name of the nominee(s) on the line(s) below.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accounting firm for the year ending December 31, 2013.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	An advisory, non-binding resolution with respect to our executive compensation.	☐	☐	☐

		ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
4.	An advisory, non-binding vote with respect to the frequency of voting on our executive compensation.	☐	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5.	The approval of the Company’s 2013 Equity Incentive Plan.	☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 5 and recommends that you vote for the “ONE YEAR” option in Proposal 4.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED ABOVE AND THE “ONE YEAR” OPTION IN PROPOSAL 4. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THE PROXY HOLDERS MAY EXERCISE DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS INCIDENT TO THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting; a proxy statement dated March 12, 2013 and audited financial statements.

Dated:	☐ Check Box if You Plan to Attend Annual Meeting

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.